SUPPLEMENTAL FINANCIAL PACKAGE

2 BOARD OF DIRECTORS Louis S. Haddad, Executive Chairman of the Board Daniel A. Hoffler, Chairman Emeritus of the Board James A. Carroll, Lead Independent Director George F. Allen, Independent Director Jennifer R. Boykin, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director Shawn J. Tibbetts, Director F. Blair Wimbush, Independent Director CORPORATE OFFICERS Shawn J. Tibbetts, Chief Executive Officer and President Matthew T. Barnes-Smith, Chief Financial Officer Scotia Capital USA Inc Viktor Fediv (212) 225-6911 viktor.fediv@scotiabank.com Bank of America Merrill Lynch Jana Galan (646) 855-5042 jana.galan@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust ("REIT") with over four decades of experience developing, building, acquiring, and managing high-quality retail, office, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com. CORPORATE PROFILE CREDIT RATING Rating: BBB Agency: Morningstar DBRS Stifel Simon Yarmak (443) 224-1345 yarmaks@stifel.com Jefferies LLC Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com

3 HIGHLIGHTS $0.19 Second Quarter FFO Per Diluted Share $0.25 Second Quarter Normalized FFO Per Diluted Share 94.9% Wtd. Avg. Stabilized Portfolio Occupancy as of June 30, 2025 60% ABR in Mixed-Use Communities 168K Square Feet of New and Renewed Commercial Space for the Second Quarter of 2025 94.0% Multifamily Occupancy 10.8% Second Quarter Retail Lease Renewal Spread Increase, GAAP 11.7% Second Quarter Office Lease Renewal Spread Increase, GAAP 94.2% First Stabilized Quarter Occupancy Chandler Residences

4 (1) See appendix for definitions. Ranges include or exclude certain items as per definition. (2) See definition in appendix. Refer to the Hedging Activity slide for the breakdown of derivative interest income for the second quarter of 2025. 2025 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH PROPERTY PORTFOLIO NOI $173.6M $176.0M CONSTRUCTION SEGMENT PROFIT $5.0M $7.0M G&A EXPENSES ($17.2M) ($16.4M) INTEREST INCOME $15.3M $16.3M ADJUSTED INTEREST EXPENSE(2) ($64.7M) ($60.7M) NORMALIZED FFO PER DILUTED SHARE $1.00 $1.10 GUIDANCE ASSUMPTIONS • Southern Post Commercial Stabilized 4Q25 • Two Real Estate Financing investments acquired in second half of 2025 • One Property Disposition

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)			
OPERATIONAL METRICS	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Net Income (Loss) Attributable to Common Stockholders and OP Unitholders	$3,907	($7,227)	$26,140	($10,416)
Net Income (Loss) per Diluted Share Attributable to Common Stockholders and OP	**$0.04**	**($0.07)**	**$0.26**	**($0.11)**
Normalized FFO Attributable to Common Stockholders and OP Unitholders	25,390	25,608	27,837	31,438
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.25**	**$0.25**	**$0.27**	**$0.35**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	5.2x	5.4x	5.8x	5.9x
Fixed Charge Coverage Ratio(1)	1.5x	1.7x	1.6x	1.4x
CAPITALIZATION				
Common Shares Outstanding	80,160	80,156	79,696	79,696
Operating Partnership Units Outstanding	23,507	21,942	21,666	21,668
Common Shares and Operating Partnership Units Outstanding	103,667	102,098	101,362	101,364
Market Price per Common Share as of Last Trading Day of Quarter	$6.87	$7.51	$10.23	$10.83
Common Equity Capitalization	712,192	766,756	1,036,933	1,097,772
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	883,277	937,841	1,208,018	1,268,857
Total Debt(2)	1,448,237	1,321,436	1,297,510	1,330,124
Total Capitalization	$2,331,514	$2,259,277	$2,505,528	$2,598,981
STABILIZED PORTFOLIO OCCUPANCY(1)				
Retail	94.2%	94.5%	95.3%	96.2%
Office	96.3%	97.5%	97.2%	94.7%
Multifamily	94.0%	95.0%	95.3%	95.3%
Weighted Average(3)	94.9%	95.7%	96.0%	95.4%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$17,912	$17,583	$19,004	$18,622
Number of Properties	46	46	46	48
Net Rentable Square Feet	3,823k	3,823k	3,824k	4,037k
Office Portfolio				
Net Operating Income	$14,947	$14,886	$12,817	$18,969
Number of Properties	14	14	14	14
Net Rentable Square Feet	2,337k	2,338k	2,335k	2,333k
Multifamily				
Multifamily Portfolio				
Net Operating Income	$9,145	$8,523	$8,764	$7,982
Number of Properties	12	11	11	11
Units	2,631	2,492	2,492	2,492

(1) See appendix for definitions.
(2) Excludes GAAP adjustments.
(3) Total occupancy weighted by annualized rent.

5

SUMMARY INCOME STATEMENT

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended		Six Months Ended	
	6/30/2025 (Unaudited)	6/30/2024	6/30/2025 (Unaudited)	6/30/2024
Revenues				
Rental Revenues	$65,147	$63,265	$128,948	$125,146
General Contracting and Real Estate Services Revenues	31,976	116,839	78,590	243,814
Interest Income	4,140	4,632	8,368	9,258
Total Revenues	101,263	184,736	215,906	378,218
Expenses				
Rental Expenses	16,077	15,087	31,701	29,692
Real Estate Taxes	6,590	5,886	12,527	11,811
General Contracting and Real Estate Services Expenses	30,592	112,500	75,842	235,398
Depreciation and Amortization	21,752	21,183	44,968	42,013
General & Administrative Expenses	5,998	4,503	13,384	10,377
Acquisition, Development & Other Pursuit Costs	286	5,528	340	5,528
Impairment Charges	—	1,494	—	1,494
Total Expenses	81,295	166,181	178,762	336,313
Operating Income	19,968	18,555	37,144	41,905
Interest Expense	(21,271)	(21,227)	(39,380)	(39,202)
Equity in Loss of Unconsolidated Real Estate Entities	(322)	—	(2,235)	—
Gain (Loss) on Consolidation of Real Estate Entities	6,915	—	6,915	—
Change in Fair Value of Derivatives and Other	648	4,398	(562)	17,286
Unrealized Credit Loss Release	209	228	187	145
Other Income (Expense), Net	3	79	(72)	158
Income (Loss) Before Taxes	6,150	2,033	1,997	20,292
Income Tax Benefit	567	1,246	377	712
Net Income (Loss)	$6,717	$3,279	$2,374	$21,004
Net (Income) Loss Attributable to Noncontrolling Interests in Investment Entities	77	(17)	80	(51)
Preferred Stock Dividends	(2,887)	(2,887)	(5,774)	(5,774)
Net Income Attributable to AHH and OP Unitholders	$3,907	$375	($3,320)	$15,179
Net Income per Diluted Share and Unit Attributable to AHH and OP Unitholders	$0.04	$0.00	($0.03)	$0.17
Weighted Average Shares & OP Units - Diluted[1]	102,286	88,815	101,930	88,633

6

(1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding potentially dilutive impact of Preferred Stock.

7 SUMMARY BALANCE SHEET $ IN THOUSANDS As Of 6/30/2025 12/31/2024 (Unaudited) Assets Real Estate Investments: Income Producing Property $2,435,640 $2,173,787 Held for Development 5,683 5,683 Construction in Progress 24,095 17,515 Accumulated Depreciation (487,686) (451,907) Net Real Estate Investments 1,977,732 1,745,078 Real Estate Investments Held for Sale 4,800 4,800 Cash and Cash Equivalents 52,111 70,642 Restricted Cash 2,490 1,581 Accounts Receivable, Net 53,993 52,860 Notes Receivable, Net 139,772 132,565 Construction Receivables, Including Retentions, Net 47,135 84,624 Construction Contract Costs and Estimated Earnings in Excess of Billings 2,990 6 Equity Method Investments 47,335 158,151 Operating Lease Right-of-Use Assets 22,727 22,841 Finance Lease Right-of-Use Assets 88,262 88,986 Acquired Lease Intangible Assets 83,492 89,739 Other Assets 53,832 60,990 Total Assets $2,576,671 $2,512,863 Liabilities and Equity Indebtedness, Net $1,446,820 $1,295,559 Accounts Payable and Accrued Liabilities 34,106 38,840 Construction Payables, Including Retentions 59,377 104,495 Billings in Excess of Construction Contract Costs and Estimated Earnings 6,664 5,871 Operating Lease Liabilities 31,284 31,365 Finance Lease Liabilities 93,086 92,646 Other Liabilities 44,543 54,418 Total Liabilities 1,715,880 1,623,194 Total Equity 860,791 889,669 Total Liabilities and Equity $2,576,671 $2,512,863

8 FFO, NORMALIZED FFO, & AFFO(1) $ IN THOUSANDS, EXCEPT PER SHARE Three Months Ended (Unaudited) Six Months Ended (Unaudited) 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2025 6/30/2024 Funds From Operations Net Income (Loss) Attributable to AHH and OP Unitholders $3,907 ($7,227) $26,140 ($10,416) ($3,320) $15,179 Net Income (Loss) per Diluted Share $0.04 ($0.07) $0.26 ($0.11) ($0.03) $0.17 Depreciation and Amortization(2) 21,979 24,400 24,899 23,070 46,379 40,785 Gain on Consolidation of Real Estate Entities (6,915) — — — — — Gain on Dispositions of Operating Real Estate(3) — — (21,305) — — — Impairment of Real Estate Assets(4) — — — — — 1,494 FFO $18,971 $17,173 $29,734 $12,654 $36,144 $57,458 FFO per Diluted Share $0.19 $0.17 $0.29 $0.14 $0.35 $0.65 Normalized FFO Acquisition, Development, and Other Pursuit Costs 286 54 1 2 340 5,528 (4) Loss on Extinguishment of Debt — — 134 113 — — Non-Cash GAAP Adjustments 186 248 497 588 434 644 Severance-Related Costs 1,580 13 — 1,339 1,593 167 Decrease (Increase) in Fair Value of Derivatives 3,845 5,627 (2,497) 16,669 9,472 (4,560) Stock Compensation Normalization 139 2,110 — — 2,249 — Amortization of Interest Rate Derivatives on Designated Cash Flow Hedges 383 383 (32) 73 766 381 Normalized FFO $25,390 $25,608 $27,837 $31,438 $50,998 $59,618 Normalized FFO per Diluted Share $0.25 $0.25 $0.27 $0.35 $0.50 $0.67 Adjusted FFO Non-Cash Stock Compensation 1,225 1,354 1,241 710 2,579 2,936 Tenant Improvements, Leasing Commissions, Lease Incentives(5) (2,486) (2,458) (3,480) (2,112) (4,944) (9,191) Property-Related Capital Expenditures(5) (3,398) (3,048) (5,573) (2,677) (6,446) (8,850) Non-Cash Interest Expense(6) 2,187 2,058 1,891 1,925 4,245 3,876 Cash Ground Rent Payment - Finance Lease (995) (998) (995) (977) (1,993) (1,960) GAAP Adjustments (3,514) (2,163) (2,884) (2,666) (5,677) (3,833) AFFO $18,409 $20,353 $18,037 $25,641 $38,762 $42,596 AFFO per Diluted Share $0.18 $0.20 $0.18 $0.28 $0.38 $0.48 Non-Cash Notes Receivable Interest Income (3,477) (3,932) (4,236) (4,266) (7,409) (8,341) AFFO less Non-Cash Notes Receivable Interest Income $ 14,932 $ 16,421 $ 13,801 $ 21,375 $ 31,353 $ 34,255 AFFO less Non-Cash Notes Receivable Interest Income per Diluted Share $ 0.15 $ 0.16 $ 0.14 $ 0.24 $ 0.31 $ 0.39 Weighted Average Common Shares Outstanding 80,154 79,992 79,695 68,931 80,073 66,972 Weighted Average Operating Partnership Units Outstanding 22,132 21,578 21,666 21,667 21,857 21,661 Total Weighted Average Common Shares and OP Units Outstanding(7) 102,286 101,570 101,361 90,598 101,930 88,633 (1) See definitions in appendix. (2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments. (3) Excludes gain/loss attributable to noncontrolling interests in consolidated investments and the disposition of non-operating parcels. (4) Due to the write off of development costs related to an undeveloped land parcel in predevelopment. (5) Excludes development, redevelopment, and first-generation space. (6) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases. (7) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding any potentially dilutive impact of Preferred Stock.

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three Months Ended 6/30/2025			
	Retail	Office[2]	Multifamily	**Total**
Stabilized Portfolio				
Portfolio NOI[1]	$17,283	$13,700	$8,716	$39,699
Equity Method Investment NOI	(17)	3,092	229	3,304
Non-Stabilized Properties NOI	(398)	(498)	421	(475)
Signed Leases Not Yet Occupied or in Free Rent Period	845	1,492	–	2,337
Stabilized Portfolio NOI	$17,713	$17,786	$9,366	$44,865
Annualized	$70,852	$71,144	$37,464	$179,460

Non-Stabilized Portfolio[3]

	As of 6/30/2025
Projects Under Development	$–
Properties in Lease Up	290,629
Development Opportunities[4]	1,800
Total Non-Stabilized Portfolio	$292,429

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$8,207

Non-Property Assets[5]

	As of 6/30/2025			
	Corporate	GCRES and Other	Real Estate Financing	**Total**
Cash and Restricted Cash	$7,284	$18,007	$–	$25,291
Accounts Receivable, Net	5,148	–	–	5,148
Real Estate Financing Investments[6]	–	–	141,753	141,753
Construction Receivables, Including Retentions[6]	–	47,135	–	47,135
Other Assets / Costs in Excess of Earnings	12,521	9,367	–	21,888
Total Non-Property Assets	$24,953	$74,509	$141,753	$241,215

Liabilities[6]

	As of 6/30/2025			
	Corporate and Property	GCRES and Other	Real Estate Financing	**Total**
Mortgages and Notes Payable[7]	$1,335,059	$–	$113,178	$1,448,237
Accounts Payable and Accrued Liabilities	33,326	780	–	34,106
Construction Payables, Including Retentions	–	59,377	–	59,377
Other Liabilities[7]	37,344	7,006	–	44,350
Total Liabilities	$1,405,729	$67,163	$113,178	$1,586,070

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 6/30/2025
Total Common Shares Outstanding	80,160
Total OP Units Outstanding	23,507
Total Common Shares & OP Units Outstanding	103,667

(1) Excludes expenses associated with the Company's in-house asset management division of $0.8 million for the 3 months ended 6/30/2025.
(2) Includes leases for spaces occupied by the Company, which are eliminated for GAAP purposes.
(3) Representative of costs incurred to date.
(4) Includes quantifiable undeveloped land opportunities.
(5) Excludes all portfolio related assets and liabilities.
(6) Excludes lease liabilities.
(7) Excludes GAAP adjustments.

9

10 CREDIT PROFILE $ IN THOUSANDS Net Debt to Adjusted EBITDAre 4.9x 5.3x 5.4x 5.5x 6.2x 6.5x 6.6x 6.4x 5.9x 5.8x 5.4x 5.2x 6.5x 5.9x 6.6x 7.1x 7.1x 7.5x 7.4x 7.5x 7.2x 7.2x 7.1x 7.7x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt / Total Adjusted EBITDAre Q3 2022 Q4 2022 Q1 2 023 Q2 2023 Q3 2023 Q4 2023 Q1 2 024 Q2 2024 Q3 2024 Q4 2024 Q1 2 025 Q2 2025 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x Total Debt Secured Debt Unsecured Debt % Fixed/Hedged Q3 2 02 2 Q4 2 02 2 Q1 2 02 3 Q2 2 02 3 Q3 2 02 3 Q4 2 02 3 Q1 2 02 4 Q2 2 02 4 Q3 2 02 4 Q4 2 02 4 Q1 2 02 5 Q2 2 02 5 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% AFFO Payout Ratio Total Dividend AFFO AFFO Payout Ratio AFFO less Non-Cash Notes Receivable Interest Income Payout Ratio Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 0 5,000 10,000 15,000 20,000 25,000 —% 50% 100% 150% Weighted Average Years to Maturity - Debt 5.5 4.7 4.4 4.6 4.2 3.9 3.7 3.6 3.5 3.3 3.3 3.0 Weighted Average Years to Maturity Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 0 1 2 3 4 5 6

11 LEVERAGE METRICS $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. (2) Reflects total debt less GAAP adjustments, cash, restricted cash, and other notes payable. Three Months Ended 6/30/2025 Stabilized Portfolio Adjusted EBITDAre $43,962 Stabilized Portfolio Debt $910,491 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 5.2 x Total Adjusted EBITDAre $44,979 Net Debt(2) $1,393,636 Net Debt/Total Adjusted EBITDAre(1) 7.7 x Net Debt + Preferred $1,564,721 Net Debt + Preferred /Total Adjusted EBITDAre 8.7 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 5.2x 7.7x 8.7x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt/Total Adjusted EBITDAre (1) Net Debt + Preferred / Total Adjusted EBITDAre

12 DEBT MANAGEMENT $ IN THOUSANDS AS OF JUNE 30, 2025 Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) 6.2% 6.0% 1.7 Yrs Fixed-Rate Debt(3)(4) 93.8% 4.3% 2.8 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 54.5% 4.6% 1.9 Yrs Secured Debt(2) 45.5% 4.2% 3.7 Yrs Portfolio Weighted Average(2) 4.4% 2.7 Yrs (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments.  Portfolio Weighted Average Interest Rate 2.9% 3.6% 3.9% 4.0% 4.2% 4.0% 4.4% 4.6% 4.5% 4.4% 4.2% 4.4% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 .0% .5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0%

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER

Debt	Stated Rate	Effective Rate as of 6/30/2025	Maturity Date [1]	2025	2026	2027	2028	2029	Thereafter	Outstanding as of 6/30/2025
				Debt Maturities & Principal Payments						
Secured Debt - Stabilized										
The Everly	SOFR+ 1.50%	5.82 % [2]	Dec-2025 [3]	30,000	–	–	–	–	–	30,000
Encore Apartments & 4525 Main Street	2.93%	2.93 %	Feb-2026	677	50,840	–	–	–	–	51,517
Thames Street Wharf	SOFR+ 1.30%	2.33 % [4]	Sep-2026	717	65,028	–	–	–	–	65,745
Constellation Energy Building	SOFR+ 1.50%	5.94 % [2][4]	Nov-2026	–	175,000	–	–	–	–	175,000
Liberty	SOFR+ 1.50%	4.93 % [4]	Sep-2027	183	382	19,496	–	–	–	20,061
Greenbrier Square	3.74%	3.74 %	Oct-2027	202	415	18,370	–	–	–	18,987
Lexington Square	4.50%	4.50 %	Sep-2028	162	335	351	12,287	–	–	13,135
Red Mill North	4.73%	4.73 %	Dec-2028	64	133	140	3,442	–	–	3,779
Premier Apartments and Retail	5.53%	5.53 %	Dec-2029	–	–	–	–	29,415	–	29,415
Greenside Apartments	3.17%	3.17 %	Dec-2029	406	834	861	886	26,934	–	29,921
Smith's Landing	4.05%	4.05 %	Jun-2035	523	1,081	1,126	1,172	1,222	7,947	13,071
The Edison	5.30%	5.30 %	Dec-2044	216	450	474	500	527	12,396	14,563
The Cosmopolitan	3.35%	3.35 %	Jul-2051	472	968	1,001	1,035	1,071	34,449	38,996
Total - Secured Stabilized Debt				33,622	295,466	41,819	19,322	59,169	54,792	504,190
Secured Debt - Development Pipeline										
Southern Post	SOFR+ 2.25%	6.57 % [2]	Aug-2026 [3][5]	–	65,047	–	–	–	–	65,047
The Allied | Harbor Point	SOFR+ 2.25%-2.50%	5.16 % [4]	Jun-2027 [6]	–	–	90,000	–	–	–	90,000
Total - Development Pipeline				–	65,047	90,000	–	–	–	155,047
Total Secured Debt				33,622	360,513	131,819	19,322	59,169	54,792	659,237
Unsecured Debt										
TD Unsecured Term Loan	SOFR+ 1.35%-1.90%	5.97 %	May-2026	–	95,000	–	–	–	–	95,000
Senior Unsecured Revolving Credit Facility	SOFR+ 1.30%-1.85%	5.92 %	Jan-2027 [5][7]	–	–	209,000	–	–	–	209,000
M&T Unsecured Term Loan	SOFR+ 1.25%-1.80%	5.87 %	Mar-2027 [6]	–	–	35,000	–	–	–	35,000
M&T Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	5.05 % [4]	Mar-2027 [6]	–	–	100,000	–	–	–	100,000
Senior Unsecured Term Loan	SOFR+ 1.25%-1.80%	5.87 %	Jan-2028	–	–	–	271,000	–	–	271,000
Senior Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	4.98 % [4]	Jan-2028	–	–	–	79,000	–	–	79,000
Total Unsecured Debt				–	95,000	344,000	350,000	–	–	789,000
Total Principal Balances				**$ 33,622**	**$ 455,513**	**$ 475,819**	**$ 369,322**	**$ 59,169**	**$ 54,792**	**$ 1,448,237**
Other Notes Payable										6,112
Unamortized GAAP Adjustments										(7,528)
Indebtedness, Net										**$ 1,446,821**

(1) Excludes extension options.
(2) Subject to a rate floor.
(3) Does not reflect two 12-month extension options.
(4) Includes debt subject to interest rate swap locks.
(5) In July 2025, the Company utilized the $115m proceeds of note issuance to repay the $65M construction loan secured by the Southern Post mixed-use asset and repay $48M of the revolving credit facility.
(6) Does not reflect one 12-month extension option.
(7) Does not reflect two six-month extension options.
(8) Extension options are available subject to lender approval and carry a nominal extension fee

13

HEDGING ACTIVITY

$ IN THOUSANDS AS OF JUNE 30, 2025

ARMADA HOFFLER

Interest Rate Swaps Not Allocated to Specific Asset Debt

Effective Date	Maturity Date	SOFR Strike / Swap Fixed Rate	Notional Amount
October 2023	October 2025	2.75%	$330,000
November 2023	November 2025	2.75%	10,000
December 2023	December 2025	2.75%	300,000
January 2025	January 2027	2.50%	150,000
Total Interest Rate Swaps			$790,000
Fixed-Rate Debt[(1)(2)]			$568,190
Fixed-Rate and Hedge Debt			$1,358,190
Total Debt[(2)]			$1,448,237
% Fixed or Hedged			**93.8 %**

Interest Rate Swaps Allocated to Off Balance Sheet Joint Ventures[(3)]

October 2023	October 2025	2.75%	$90,000
Total Interest Rate Swaps			$90,000

GAINS (LOSSES) ON INTEREST RATE DERIVATIVES

Accounting Treatment[(4)]	Statement of Comprehensive Income Location	Three Months Ended 6/30/2025	Three Months Ended 6/30/2024	Six Months Ended 6/30/2025	Six Months Ended 6/30/2024
Designated Hedges	Interest Expense	$ 311	$ 1,580	$ 624	$ 5,267
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	4,493	6,349	8,910	12,726
Total Realized Gains on Interest Rate Derivatives		**$ 4,804**	**$ 7,929**	**$ 9,534**	**$ 17,993**
Designated Hedges	Unrealized Cash Flow Hedge Gains (Losses)[(5)]	$ (366)	$ 984	$ (1,416)	$ 4,538
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	(3,845)	(1,951)	(9,472)	$ 4,560
Total Unrealized Losses on Interest Rate Derivatives		**$ (4,211)**	**$ (967)**	**$ (10,888)**	**$ 9,098**
Total Realized and Unrealized Gains on Interest Rate Derivatives		**$ 593**	**$ 6,962**	**$ (1,354)**	**$ 27,091**

(1) Includes debt subject to interest rate swap locks.
(2) Excludes GAAP adjustments.
(3) This swap economically hedges the Company's exposure to the senior construction loan for the T. Rowe Price Global HQ.
(4) The Company only enters into interest rate derivatives to hedge its exposure to interest rate risk from floating rate debt. The Company may elect to designate an interest rate derivative as a cash flow hedge under US GAAP if certain criteria are met, which allows for reporting of realized gains (losses) net of the hedge item (interest expense). All income statement activity for derivatives that are not designated as cash flow hedges is reported within Change in fair value of derivatives and other in the Company's Statement of Comprehensive Income.
(5) Unrealized cash flow hedge gains (losses) is a component of comprehensive income (loss) and is excluded from net income (loss).

14

15 CAPITALIZATION & FINANCIAL RATIOS $ IN THOUSANDS, EXCEPT PER SHARE AS OF JUNE 30, 2025 (1) In July 2025, the Company utilized the $115m proceeds of note issuance to repay the $65M construction loan secured by the Southern Post mixed-use asset, and repay $48M of the revolving credit facility. (2) As of close of market on 06/30/25. Debt % of Total Principal Balance(1) Unsecured Revolving Credit Facility 14% $209,000 Unsecured Term Loans 40% 580,000 Mortgages Payable 46% 659,237 Total Debt $1,448,237 Preferred Equity Shares Liquidation Value per Share Total Liquidation Value 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA) 6,843 $25.00 $171,085 Common Equity % of Total Shares/Units Stock Price(2) Market Value Common Stock (NYSE: AHH) 77% 80,160 $6.87 $550,699 Operating Partnership Units 23% 23,507 $6.87 161,493 Equity Market Capitalization 103,667 $712,192 Total Capitalization $2,331,514 Enterprise Value $2,276,913 Total Debt to Enterprise Value 64 % Financial Ratios(3) Debt Service Coverage Ratio 1.7x Fixed Charge Coverage Ratio 1.5x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 5.2x Net Debt / Total Adjusted EBITDAre 7.7x Net Debt Plus Preferred / Total Adjusted EBITDAre 8.7x Debt/Total Capitalization 62 % Liquidity(4) Corporate and Property GCRES and Other Real Estate Financing Total Cash on Hand $34,104 $18,007 $0 $52,111 Net Short Term Receivables/(Payables) 7,137 (3,166) 0 3,971 Availability Under Credit Agreements 114,486 5,600 0 120,086 Total Liquidity $148,590 $23,607 $0 $172,197 Unencumbered Properties % of Total Properties 66% % of Annualized Base Rent 56 % Total Asset Value(5) $1,505,810 Preferred Equity 7% Debt 62% Common Equity 31% (3) See appendix for definitions.. (4) Excludes availability under construction loans. (5) Total Asset Value is calculated based on the terms of our credit facility agreement and therefore does not tie directly to the balance sheet.

16 PORTFOLIO PROFILE Multifamily Tradeout % of Portfolio ABR Expiring for Top 20 Tenants Commercial Expirations 4.0% —% 1.0% 4.0% 8.0% 10.0% 7.0% 13.0% 12.0% 6.0% 6.0% 2.0% 3.0% 25.0% Retail Office Commercial Weighted Average Lease Term Remaining (Years) 7.24 7.37 7.38 7.29 7.22 7.08 6.99 6.84 7.07 6.93 7.08 7.07 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 0 2 4 6 8 10 New Renewal 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 (10.0)% (8.0)% (6.0)% (4.0)% (2.0)% —% 2.0% 4.0% 6.0% 8.0% 10.0% —% 1.0% 1.0% 1.0% 3.0% 2.0% 1.0% 1.0% 1.0% —% 5.0% 19.0% Retail Office 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 The rea fte r —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0%

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER

	Three Months Ended				Six Months Ended			
	6/30/2025	6/30/2024	$ Change	% Change	6/30/2025	6/30/2024	$ Change	% Change
Retail								
Rental Revenues	$24,200	$24,041	$159	0.7 %	$48,240	$47,598	$642	1.3 %
Rental Expenses[(1)]	3,773	3,727	46	1.2 %	7,887	7,326	561	7.7 %
Real Estate Taxes	2,191	2,171	20	0.9 %	4,443	4,335	108	2.5 %
Same Store NOI	$18,236	$18,143	$93	0.5 %	$35,910	$35,937	$(27)	(0.1)%
GAAP Adjustments	(1,350)	(971)	(379)		(2,549)	(1,972)	(577)	
Net Operating Income, Cash	$16,886	$17,172	($286)	(1.7)%	$33,361	$33,965	$(604)	(1.8)%
Office								
Rental Revenues	$23,318	$22,768	$550	2.4 %	$46,710	$44,647	$2,063	4.6 %
Rental Expenses[(1)]	5,739	5,651	88	1.6 %	11,739	11,484	255	2.2 %
Real Estate Taxes	2,316	2,090	226	10.8 %	4,554	4,281	273	6.4 %
Same Store NOI	$15,263	$15,027	$236	1.6 %	$30,417	$28,882	$1,535	5.3 %
GAAP Adjustments	(2,061)	(1,976)	(85)		(3,896)	(3,333)	(563)	
Net Operating Income, Cash	$13,202	$13,051	$151	1.2 %	$26,521	$25,549	$972	3.8 %
Multifamily								
Rental Revenues	$13,316	$13,023	$293	2.2 %	$26,512	$26,156	$356	1.4 %
Rental Expenses[(1)]	4,092	4,055	37	0.9 %	8,043	7,797	246	3.2 %
Real Estate Taxes	1,210	1,191	19	1.6 %	2,416	2,394	22	0.9 %
Same Store NOI	$8,014	$7,777	$237	3.0 %	$16,053	$15,965	$88	0.6 %
GAAP Adjustments	(215)	(208)	(7)		(431)	(485)	54	
Net Operating Income, Cash	$7,799	$7,569	$230	3.0 %	$15,622	$15,480	$142	0.9 %
Same Store NOI	$41,513	$40,947	$566	1.4 %	$82,380	$80,784	$1,596	2.0 %
GAAP Adjustments	(3,626)	(3,155)	(471)		(6,876)	(5,790)	(1,086)	
Same Store Portfolio NOI, Cash Basis	$37,887	$37,792	$95	0.3 %	$75,504	$74,994	$510	0.7 %

(1) Excludes expenses associated with the Company's in-house asset management division of $0.8M for the three months ended 6/30/2025 & 6/30/2024, and $1.6M for the six months ended 6/30/2025 & 6/30/2024.

17

STABILIZED PORTFOLIO SUMMARY

ARMADA HOFFLER

AS OF JUNE 30, 2025
SEE APPENDIX FOR FULL LIST OF PROPERTIES

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF[(1)]	Average Age	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF
Town Center of Virginia Beach	13	549,317	14	96.8 %	$14,185,460	$26.67
Harbor Point - Baltimore Waterfront	2	57,096	8	64.5 %	1,167,041	31.69
Grocery Anchored	14	1,320,155	16	96.1 %	20,667,994	16.30
Southeast Sunbelt	10	945,090	17	94.9 %	20,806,017	23.20
Mid-Atlantic	7	951,715	18	91.1 %	16,606,261	19.14
Stabilized Retail Total	**46**	**3,823,373**	**16**	**94.2 %**	**$73,432,773**	**$20.39**

Office Properties	# of Properties	Net Rentable SF[(1)]	Average Age	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF
Town Center of Virginia Beach	6	807,517	23	98.0 %	$24,069,208	$30.42
Harbor Point - Baltimore Waterfront	3	1,043,339	10	97.9 %	33,258,935	32.58
Southeast Sunbelt	4	387,693	8	87.5 %	12,352,011	36.42
Mid-Atlantic	1	98,061	6	100.0 %	2,043,004	20.83
Stabilized Office Total	**14**	**2,336,610**	**14**	**96.3 %**	**$71,723,158**	**$31.88**

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupancy[(1)]	AQR[(1)]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	8	96.3 %	$18,583,224	$2,118
Harbor Point - Baltimore Waterfront	2	392	8	92.9 %	11,530,536	2,640
Southeast Sunbelt	4	823	4	92.3 %	17,829,300	1,955
Mid-Atlantic	3	657	13	94.1 %	13,234,956	1,785
Stabilized Multifamily Total	**12**	**2,631**	**8**	**94.0 %**	**$61,178,016**	**$2,062**

(1) *See appendix for definitions and portfolio detail.*

18

MIXED-USE V. NON-MIXED-USE[1]

$ IN THOUSANDS AS OF JUNE 30, 2025

ARMADA HOFFLER

	Three Months Ended				Six Months Ended			
	6/30/2025	6/30/2024	$ Change	% Change	6/30/2025	6/30/2024	$ Change	% Change
Mixed Use								
Rental Revenues	$37,573	$37,108	$465	1.3 %	$74,584	$72,734	$1,850	2.5 %
Rental Expenses [2]	9,494	9,399	95	1.0 %	19,200	18,674	526	2.8 %
Real Estate Taxes	3,463	3,293	170	5.2 %	6,930	6,652	278	4.2 %
Mixed Use NOI	24,616	24,416	200	0.8 %	48,454	47,408	1,046	2.2 %
GAAP Adjustments	(2,821)	(2,305)	(516)	22.4 %	(5,011)	(3,995)	(798)	20.0 %
Mixed Use NOI, Cash	$21,795	$22,111	$(316)	(1.4)%	$43,443	$43,413	$248	0.6 %
Mixed Use Occupancy	95.2 %	94.6 %						
Non-Mixed Use								
Rental Revenues	$23,260	$22,750	$510	2.2 %	$47,021	$45,713	$1,308	2.9 %
Rental Expenses [2]	4,109	4,014	95	2.4 %	8,468	7,923	545	6.9 %
Real Estate Taxes	2,255	2,181	74	3.4 %	4,483	4,405	78	1.8 %
Non-Mixed Use NOI	16,896	16,555	341	2.1 %	34,070	33,385	685	2.1 %
GAAP Adjustments	(769)	(849)	(320)	37.7 %	(1,828)	(1,317)	(218)	16.6 %
Non-Mixed Use NOI, Cash	$16,127	$15,706	$21	0.1 %	$32,242	$32,068	$467	1.5 %
Non-Mixed Use Occupancy	97.1 %	96.3 %						

(1) Same store properties only.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.8M for the three months ended 6/30/2025 & 6/30/2024, and $1.6M for the six months ended 6/30/2025 & 6/30/2024.

19

20 MIXED-USE COMMUNITIES(1) AS OF JUNE 30, 2025 Mixed-Use Retail: 17.3% Mixed-Use Office: 54.9% Mixed-Use Multifamily: 27.7% • 2.9M SF COMMERCIAL SPACE IN MIXED-USE PORTFOLIO ◦ 2.2M SF OF CLASS A PREMIER OFFICE SPACE ◦ 0.7M SF OF RETAIL • 1,288 MULTIFAMILY UNITS • STRATEGICALLY LOCATED IN CORE SUBMARKETS • AVERAGE WALK SCORE OF 90 (1) Stabilized properties only. (2) Includes Liberty Retail and The Edison Retail (2) Total Portfolio ABR 59.8% 25.2% 1.9% 13.1% Mixed-Use Grocery Anchored and Power Centers Office Multifamily

21 TOP 20 TENANTS BY ABR $ IN THOUSANDS AS OF JUNE 30, 2025 Commercial Portfolio Tenant Investment Grade(1) Number of Leases Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ü 1 $15,463 7.5% Morgan Stanley ü 3 9,035 4.4% T. Rowe Price ü 1 8,260 4.0% The Kroger Co. ü 6 3,781 1.8% Clark Nexsen 1 2,914 1.4% Canopy by Hilton 1 2,725 1.3% Dick's Sporting Goods ü 3 2,480 1.2% The Gathering Spot 2 2,030 1.0% Franklin Templeton ü 1 1,936 0.9% Huntington Ingalls Industries ü 2 1,807 0.9% Duke University ü 1 1,786 0.9% PetSmart 5 1,566 0.8% The TJX Companies ü 5 1,566 0.8% Williams Mullen 1 1,506 0.7% Georgia Tech ü 1 1,475 0.7% Vestis Corporation 1 1,465 0.7% Mythics 1 1,337 0.6% Apex Entertainment 1 1,218 0.6% Regal Cinemas 2 1,215 0.6% Amazon/Whole Foods ü 1 1,214 0.6% Top 20 Total $64,779 31.4% Total Investment Grade Rating ABR $48,803 % of Total ABR 23.7% (1) Tenants that are considered investment grade or have an investment grade rating, per public sources.

LEASE SUMMARY

ARMADA HOFFLER

RETAIL

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q2 2025	14	119,501	10.8 %	5.5 %	5.2	$617,552	$5.17
Q1 2025	26	140,993	11.0 %	7.4 %	3.9	446,982	3.17
Q4 2024	17	82,479	11.1 %	2.9 %	5.9	372,299	4.51
Q3 2024	24	179,701	13.1 %	7.8 %	5.1	410,509	2.28
Trailing 4 Quarters	**81**	**522,674**	**11.6 %**	**6.4 %**	**4.9**	**$1,847,342**	**$3.53**

New Leases(1)

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q2 2025	8	23,673	$23.26	7.6	$660,918	$27.92
Q1 2025	5	25,073	41.14	13.8	5,663,284	225.87
Q4 2024	16	112,444	20.91	9.6	5,114,708	45.49
Q3 2024	6	13,559	28.34	9.2	684,169	50.46
Trailing 4 Quarters	**35**	**174,749**	**$24.71**	**9.9**	**$12,123,079**	**$69.38**

OFFICE

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q2 2025	2	11,011	11.7 %	5.5 %	2.6	$68,866	$6.25
Q1 2025	5	122,562	23.3 %	3.7 %	9.7	4,108,092	33.52
Q4 2024	4	44,240	18.7 %	3.5 %	10.0	282,271	6.38
Q3 2024	4	64,459	18.5 %	0.8 %	4.4	2,122,420	32.93
Trailing 4 Quarters	**15**	**242,272**	**20.7 %**	**3.0 %**	**8.0**	**$6,581,649**	**$27.17**

New Leases(1)

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q2 2025	2	14,012	$28.06	10.6	$1,639,168	$116.98
Q1 2025	6	24,374	37.36	9.5	2,326,590	95.45
Q4 2024	7	75,381	35.11	9.1	4,266,018	56.59
Q3 2024	3	15,493	29.42	3.9	576,306	37.20
Trailing 4 Quarters	**18**	**129,260**	**$34.09**	**8.7**	**$8,808,082**	**$68.14**

22

(1) Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.

LEASE EXPIRATIONS[1]

AS OF JUNE 30, 2025

ARMADA HOFFLER

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	204,377	5.4 %	$–	– %
M-T-M	4	1,602	– %	59,262	0.1 %
2025	28	83,080	2.2 %	1,668,945	2.3 %
2026	74	309,889	8.1 %	6,447,503	8.8 %
2027	87	437,200	11.5 %	8,649,920	11.8 %
2028	78	335,412	8.8 %	7,514,287	10.2 %
2029	77	415,235	10.9 %	7,796,296	10.6 %
2030	85	555,829	14.6 %	12,059,959	16.4 %
2031	43	298,936	7.8 %	6,442,775	8.8 %
2032	31	304,304	8.0 %	5,480,720	7.5 %
2033	26	91,376	2.4 %	2,220,796	3.0 %
2034	18	85,780	2.3 %	1,843,058	2.5 %
2035	25	374,391	9.8 %	4,760,466	6.5 %
Thereafter	52	312,064	8.2 %	8,558,154	11.5 %
Total	628	3,809,475	100.0 %	$73,502,141	100.0 %

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	92,410	4.0 %	$–	– %
M-T-M	5	2,935	0.1 %	110,420	0.2 %
2025	3	22,156	0.9 %	698,620	1.0 %
2026	11	48,489	2.1 %	1,472,381	2.0 %
2027	21	151,397	6.5 %	5,378,213	7.5 %
2028	15	118,852	5.1 %	3,734,056	5.2 %
2029	15	272,371	11.7 %	7,367,038	10.2 %
2030	14	165,076	7.1 %	5,395,172	7.5 %
2031	10	156,764	6.7 %	4,625,218	6.4 %
2032	4	43,522	1.9 %	1,230,352	1.7 %
2033	9	82,014	3.5 %	2,453,440	3.4 %
2034	7	87,788	3.8 %	2,512,155	3.5 %
Thereafter	16	1,092,836	46.6 %	37,195,239	51.4 %
Total	130	2,336,610	100.0 %	$72,172,304	100.0 %

(1) Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.

23

PORTFOLIO EXPANSION

$ IN THOUSANDS

ARMADA HOFFLER

				Schedule[1]							
Consolidated Development Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership	Anchor Tenants
Southern Post Roswell, GA	Mixed-Use	137 multifamily units / 95,000 sf office / 42,000 sf retail	94.2% Multifamily 94.3% Commercial[3]	4Q21	2Q24	2Q25 - Multifamily 4Q25 - Commercial	$132,600 [4]	$73,600 [5]	$124,000	100 %	Vestis
Allied | Harbor Point Baltimore, MD	Mixed-Use	312 multifamily units / 12,700 sf retail / 1,246 parking spaces	23.4% Multifamily 5.1% Retail	2Q22	1Q25	1Q26	$242,100	$90,000	$229,500	100 % [6]	

	Q2 2025	Year to Date
Capitalized Interest	$75	$2,093



Southern Post
Roswell, GA



Allied | Harbor Point
Baltimore, MD

(1) Represents estimates that may change as the development process proceeds.
(2) First fully-stabilized quarter. See stabilized property definition in appendix.
(3) Represents combined percentage leased or under LOI for retail and office.
(4) Estimated cost does not include the cost associated with the insurance claim estimated to be $3,000,000.
(5) Loan was repaid in full on July 22, 2025.
(6) On June 10, 2025, the Company acquired its partner's 23% ownership interest and consolidated this investment beginning April 29, 2025, the date of the binding term sheet.

24

REDEVELOPMENT

$ IN THOUSANDS AS OF JUNE 30, 2025

ARMADA HOFFLER

IN-PROGRESS

Projects	Description	Projected Date of Completion[(1)]	Estimated Cost[(1)]
Liberty Apartments	Relocation of the leasing office to create additional apartment units	2Q25	$ 525
Columbus Village II	Redevelopment of a 37,500 sq.ft building previously occupied by Bed Bath & Beyond into a grocery-anchored multi-tenant shopping center with an outparcel	1Q26	13,825
Southgate Square	Outparcel creation and development in the existing parking field	1Q26	70
Town Center of Virginia Beach	Consolidation and relocation of Company operations to accommodate office space demand	4Q25	4,500
Pembroke Square	Outparcel creation and development in the existing parking field	2Q27	200
			$ 19,120

OPPORTUNITIES[(2)]

Property	Description
Town Center of Virginia Beach	Option for future expansion and activation on undeveloped lots
The Interlock	Expansion and densification of existing undeveloped green space
Columbus Village II	Redevelopment of +/- 4 acres for alternate commercial or residential use
Harrisonburg Regal	Redevelopment for alternate commercial or residential use; outparcel development potential
Broad Creek Shopping Center	Outparcel creation and development in the existing parking field
Red Mill Commons	Outparcel creation and development in the existing parking field
Southgate Square	Right-size existing tenants to accommodate backfill demand
Fountain Plaza	Conversion of 2nd floor retail into alternate commercial uses
South Square	Outparcel creation opportunity on the hard corner
Pembroke Square	Conversion of existing office space for commercial retail use
Providence Plaza	Densification of surface parking and optimization of the day/night use of the structured parking deck
Greenside Apartments	Monetize excess parking garage capacity

(1) Represents estimates that may change as the project proceeds.
(2) Assumptions regarding future opportunities are subject to change.

25

26 REAL ESTATE FINANCING $ IN THOUSANDS AS OF JUNE 30, 2025 The Interlock Atlanta, GA (1) Each investment is in the form of preferred equity with economic terms and accounting consistent with a loan receivable. (2) Represents estimates that may change as the development process proceeds. (3) Excludes amortization of equity placement fees, if applicable. Outstanding Investments(1) Property Type Estimated Size(2) % Leased or LOI Initial Occupancy Estimated Stabilization(2) Loan Maturity Interest Rate Principal Balance Maximum Principal Commitment Cumulative Accrued Interest(3) QTD Interest Income(3) Solis Gainesville II Gainesville, GA Multifamily 184 units 95% 2Q24 Q2 2025 4Q26 6% (4) $ 19,595 $ 19,595 $ 6,569 $ 376 The Allure at Edinburgh Chesapeake, VA Multifamily 280 units 90% 4Q24 Q3 2025 1Q28 10% (5) 9,228 9,228 2,486 230 Solis Kennesaw Kennesaw, GA Multifamily 239 units 38% 1Q25 Q1 2026 2Q27 9% (4) 37,870 37,870 10,719 1,255 Solis Peachtree Corners Peachtree Corners, GA Multifamily 249 units 11% 2Q25(2) Q3 2026 4Q27 15% (4) 28,440 28,440 7,793 1,208 Solis North Creek Charlotte, NC Multifamily 303 units N/A 3Q26(2) Q4 2027 3Q30 12% (4) 18,045 26,767 1,633 524 Total Outstanding Investments $113,178 $121,900 $29,200 $3,593 (4) The interest rate varies over the life of the loan and the loan earns an unused commitment fee. (5) The interest rate varies over the life of the loan. Solis North Creek Charlotte, NC Solis Peachtree Corners Peachtr e Corners, GA

GENERAL CONTRACTING & REAL ESTATE SERVICES

$ IN THOUSANDS

	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Trailing 4 Quarters
Revenue	$31,976	$46,614	$75,010	$114,353	$267,953
Expense	(30,592)	(45,250)	(72,917)	(110,987)	(259,746)
Gross Profit	$1,384	$1,364	$2,093	$3,366	$8,207
Operating Margin[(1)(2)]	**4.3 %**	**2.9 %**	**2.8 %**	**2.9 %**	**3.1 %**

Third-Party Backlog as of Q2 2025		
Beginning Backlog		$123,784
New Contracts		61,230
Work Performed		(78,452)
Ending Backlog	**$**	**106,562**



Peterson Station
Morrisville, NC

(1) *50% of the gross profit attributable to our T. Rowe Price Global HQ project is not reflected within general contracting & real estate services revenues due to elimination. For the Allied | Harbor Point development project, 77% of gross profit was eliminated through April 2025. In April 2025 the project was brought on balance sheet through acquisition and as a result, all associated revenue and cost are eliminated in consolidation.The Company remains entitled to receive cash proceeds related to the eliminated amounts. Prior to the impact of these gross profit eliminations, operating margin for Q2 2025, Q1 2025, Q4 2024, Q3 2024, and the Trailing 4 Quarters was 3.8%, 3.1%, 3.0%, 3.2%, and 3.2%, respectively.*

(2) *Although our gross profit remained consistent quarter over quarter, our margin improved due to cost savings on two projects.*

27

NET INCOME & NOI BY SEGMENT

$ IN THOUSANDS

	For the Three Months Ended June 30, 2025						
	Retail Real Estate	Office Real Estate	Multifamily Real Estate	General Contracting and Real Estate Services	Real Estate Financing	Other [1]	Total
Revenues							
Rental revenues	$ 24,816	$24,392	$15,939	$—	$—	$—	$65,147
General contracting and real estate services revenues [2]	—	—	—	31,976	—	—	31,976
Interest income (real estate financing segment)	—	—	—	—	3,673	467	4,140
Total revenues	**24,816**	**24,392**	**15,939**	**31,976**	**3,673**	**467**	**101,263**
Expenses							
Rental expenses [3]	4,244	6,268	5,565	—	—	—	16,077
Real estate taxes	2,259	2,678	1,653	—	—	—	6,590
General contracting and real estate services expenses [2]	—	—	—	30,592	—	—	30,592
Interest expense (real estate financing segment) [4]	—	—	—	—	1,927	—	1,927
Total segment operating expenses	**6,503**	**8,946**	**7,218**	**30,592**	**1,927**	**—**	**55,186**
Segment net operating income	**18,313**	**15,446**	**8,721**	**1,384**	**1,746**	**467**	**46,077**
Interest income (excluding real estate financing	9	12	44	—	—	(65)	—
Depreciation and amortization	(7,772)	(8,517)	(5,396)	—	—	(67)	(21,752)
General and administrative expenses	—	—	—	—	—	(5,998)	(5,998)
Acquisition, development, and other pursuit costs	—	—	—	(257)	—	(29)	(286)
Interest expense (excluding real estate financing	(7,287)	(7,850)	(4,207)	—	—	—	(19,344)
Equity in loss of unconsolidated real estate entities	(33)	212	(501)	—	—	—	(322)
Gain on consolidation of real estate entities	421	2,888	3,606	—	—	—	6,915
Change in fair value of derivatives and other	109	291	144	—	104	—	648
Unrealized credit loss provision	—	—	—	—	(33)	242	209
Other income (expense), net	4	(2)	—	—	—	1	3
Income tax provision	—	—	—	567	—	—	567
Net income (loss)	**$ 3,764**	**$ 2,480**	**$ 2,411**	**$ 1,694**	**$ 1,817**	**$ (5,449)**	**$ 6,717**

(1) Other includes items not directly associated with the operation and management of the Company's real estate properties, general contracting and real estate services, and real estate financing business. General and administrative expenses include corporate office personnel salaries and benefits, bank fees, accounting fees, legal fees, and other corporate office expenses.

(2) Interest expense within the real estate financing segment is allocated based on the average outstanding principal of notes receivable in the real estate financing portfolio and the effective interest rates on the Company's credit facility, the M&T term loan facility, and the TD term loan facility.

(3) Rental expenses represent costs directly associated with the operation and management of the Company's real estate properties. Rental expenses include asset management fees, property management fees ,repairs and maintenance, insurance, and utilities

28

29 ACQUISITIONS & DISPOSITIONS $ IN THOUSANDS ACQUISITIONS Properties Location Square Feet/Units Purchase Price Cash Cap Rate Purchase Date Anchor Tenants 2023 310,855 $215,000 6.5 % The Interlock Atlanta, GA 310,855 (1) 215,000 6.5% 2Q23 Georgia Tech, Puttshack DISPOSITIONS Properties Location Square Feet/Units Sale Price Cash Cap Rate Disposition Date Anchor Tenants 2024 213,927 $ 82,000 6.4 % Market at Mill Creek Mount Pleasant, SC 80,319 27,300 6.8% 4Q24 Lowes Foods Nexton Square Summerville, SC 133,608 54,700 6.2% 4Q24 Various Small Shops (1) Square footage includes 4.9k square feet of retail storage space.

30Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

31 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent as of June 30, 2025 (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) for executed leases as of such date by (b) 12, and we do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under executed leases as of June 30, 2025. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses." DEFINITIONS ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) rental revenues for the quarter by (b) 4. ADJUSTED INTEREST EXPENSE: Adjusted Interest Expense includes interest expense on our debt obligations, amortization of deferred financing costs, interest expense on finance leases, and payments (receipts) of interest rate derivatives that are designated as hedges for accounting purposes, all of which are recorded within “Interest expense” on our consolidated statements of comprehensive income. Adjusted Interest Expense also includes payments (receipts) of interest rate derivatives that are not designated as hedges for accounting purposes. Payments (receipts) of interest rate derivatives not designated as hedges are recorded within “Change in fair value of derivatives and other” on our consolidated statements of comprehensive income. ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvements, leasing commissions, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. AFFO less non-cash notes receivable interest income is calculated as AFFO adjusted for non-cash interest income from our real estate financing investments and other notes receivable. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures, and, accordingly, our AFFO may not always be comparable to FAD or other similarly entitled AFFO measures of other REITs.

32 DEFINITIONS EBITDAre: We calculate EBITDA for real estate (EBITDAre) consistent with the definition established by the National Association of Real Estate Investment Trusts ("Nareit"). EBITDAre is a financial measure not calculated in accordance with the accounting principles generally accepted in the United States ("GAAP") that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of real estate assets, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. Management believes EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. FIXED CHARGE COVERAGE RATIO: We calculate Fixed Charge Coverage Ratio as quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non-designated derivatives, required principal repayment, and preferred equity dividends. DEBT SERVICE COVERAGE RATIO: We calculate Debt Service Coverage Ratio as the quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non-designated derivatives, and required principal repayment. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by Nareit. Nareit defines FFO as net income (loss) (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

33 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, general contracting and real estate services revenues for our general contracting and real estate services segment, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, general contracting and real estate services expenses for our general contracting and real estate services segment, and interest expense for our real estate financing segment. Segment NOI for the general contracting and real estate services and real estate financing segments is also referred to as segment gross profit. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI for the same store portfolio, we exclude one-time items, such as termination fees. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rental revenues, the amortization of lease incentives and above/below market rents, the net effects of straight-line rental expenses, and to include ground rent expenses for finance leases. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of executed leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines. DEFINITIONS NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development, and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps and swaps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Stock compensation normalization accounts for the double-issuance of stock compensation due to a modification in the structure of executive compensation grants, removing the impact of grants in the current year that are related to the prior year's performance. New grants are now issued in the year in which performance relates. It also removes the impact of a one-time acceleration of 100% of stock compensation awarded to our former Chief Executive Officer in relation to prior year performance. This adjustment also specifically excludes the impact of the special award granted in June 2025 to a select group of employees including the executive officer. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO.

34 PROPERTY ADJUSTED EBITDAre: We calculate Property Adjusted EBITDAre as EBITDAre coming solely from our operating properties. When referring to Property Adjusted EBITDAre, we also exclude certain items, including, but not limited to, non-recurring bad debt, non-recurring termination fees, amortization of right-of-use assets, and impairment of intangible assets and liabilities. Management believes that Property Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Property Adjusted EBITDAre or similarly titled measures. DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square footage, expressed as a percentage. Refer to definition of Net Rentable Square Footage for further information. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. Refer to definition of Stabilized Property for further information. STABILIZED PORTFOLIO ADJUSTED EBITDAre: We calculate Stabilized Portfolio Adjusted EBITDAre as Property Adjusted EBITDAre coming solely from our stabilized properties, which excludes certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up, as well as acquisitions and dispositions in the period. Refer to definition of Stabilized Property and Property Adjusted EBITDAre for further information. Management believes that Stabilized Portfolio Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Portfolio Adjusted EBITDAre or similarly titled measures.

35 DEFINITIONS STABILIZED PROPERTY: We generally consider a property to be stabilized upon the earlier of (a) the quarter after the property reaches 80% occupancy, or (b) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment or impacted by significant disruptive events (e.g. fire, flood) is no longer considered stabilized until the redevelopment or repair activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. A property classified as Held for Sale is not considered stabilized. STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured debt. Refer to definition of Stabilized Property for further information. TOTAL ADJUSTED EBITDAre: Total Adjusted EBITDAre is calculated as EBITDAre further adjusted for debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivatives, and other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. WEIGHTED AVERAGE LEASE TERM REMAINING: We calculate Weighted Average Lease Term Remaining ("WALT") as the remaining lease term as of period end for commercial stabilized properties, weighted by the Annualized Based Rent of each lease as of the period end.

PROPERTY PORTFOLIO

AS OF JUNE 30, 2025

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	100%	2004	35,161	100.0 %	$1,245,944	$35.44	Cheesecake Factory, Brooks Brothers
4525 Main Street Retail	Virginia Beach, VA	100%	2014	26,328	100.0 %	491,974	18.69	Anthropologie, West Elm
4621 Columbus Retail	Virginia Beach, VA	100%	2020	84,000	100.0 %	1,218,000	14.50	Apex Entertainment
Columbus Village	Virginia Beach, VA	100%	2020	62,207	100.0 %	2,040,076	32.79	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Commerce Street Retail	Virginia Beach, VA	100%	2008	19,173	100.0 %	893,999	46.63	Yard House
Fountain Plaza Retail	Virginia Beach, VA	100%	2004	35,961	94.4 %	1,154,649	34.02	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	100%	2015	124,181	100.0 %	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	100%	2018	39,015	94.9 %	1,344,045	36.28	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	100%	2002	38,515	84.9 %	1,051,658	32.15	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	100%	2007	11,594	100.0 %	413,118	35.63	Rocket Title, Legal Sea Foods
The Cosmopolitan Retail	Virginia Beach, VA	100%	2020	41,872	88.6 %	1,214,655	32.75	Lego, Nike
Two Columbus Retail	Virginia Beach, VA	100%	2009	13,752	100.0 %	526,978	38.32	Fidelity Investments, Luxxotica
West Retail	Virginia Beach, VA	100%	2002	17,558	83.4 %	494,102	33.74	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail	Baltimore, MD	90%	2016	38,464	66.3 %	$720,593	$28.26	West Elm
Point Street Retail	Baltimore, MD	100%	2018	18,632	60.8 %	446,448	39.41	solidcore
Grocery Anchored								
Broad Creek Shopping Center[2]	Norfolk, VA	100%	2001	121,504	89.2 %	$2,178,915	$20.11	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	100%	1980	115,059	83.8 %	1,124,221	11.66	Kroger
Brooks Crossing Retail	Newport News, VA	65%[3]	2016	18,349	91.3 %	254,270	15.17	Various Small Shops (grocery shadow)
Delray Beach Plaza[2]	Delray Beach, FL	100%	2021	87,207	91.2 %	2,812,994	35.36	Whole Foods
Greenbrier Square	Chesapeake, VA	100%	2017	260,625	100.0 %	2,635,291	10.11	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	100%	2014	15,719	100.0 %	371,388	23.63	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	100%	2009	98,638	100.0 %	2,058,811	20.87	Harris Teeter
Lexington Square	Lexington, SC	100%	2017	85,440	97.2 %	1,878,986	22.63	Lowes Foods
North Pointe Center	Durham, NC	100%	2009	226,083	96.8 %	2,956,317	13.51	Harris Teeter
Parkway Centre	Moultrie, GA	100%	2017	61,200	100.0 %	867,367	14.17	Publix
Parkway Marketplace	Virginia Beach, VA	100%	1998	37,804	97.1 %	715,374	19.49	Various Small Shops (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	100%	2001	74,251	100.0 %	1,301,360	17.53	Safeway
Sandbridge Commons	Virginia Beach, VA	100%	2015	69,417	100.0 %	952,752	13.73	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	100%	2011	48,859	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
Chronicle Mill Retail	Belmont, NC	85%[3]	2022	11,530	22.4 %	$112,500	$43.50	
North Hampton Market	Taylors, SC	100%	2004	114,954	98.8 %	1,621,571	14.28	PetSmart, Hobby Lobby
One City Center Retail	Durham, NC	100%	2019	22,679	55.7 %	426,671	33.80	Various Small Shops
Overlook Village	Asheville, NC	100%	1990	151,365	90.1 %	2,142,664	15.72	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	100%	2004	159,842	98.5 %	2,713,900	17.23	PetSmart, DSW
Providence Plaza Retail	Charlotte, NC	100%	2008	49,447	100.0 %	1,579,774	31.95	Orange Theory, Edward Jones, Chipotle
South Square	Durham, NC	100%	2005	109,590	97.1 %	2,005,194	18.84	Ross, Petco, Office Depot
The Interlock Retail[2]	Atlanta, GA	100%	2021	108,379	94.8 %	5,618,344	54.71	Puttshack
Wendover Village	Greensboro, NC	100%	2004	176,997	100.0 %	3,719,612	21.02	T.J. Maxx, Petco, Beauty World

36

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company is entitled to a preferred return on its investment in this property.

PROPERTY PORTFOLIO CONT.

AS OF JUNE 30, 2025

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[(1)]	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF[(1)]	Anchor Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	100%	1998	106,166	100.0 %	$1,938,886	$18.26	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	100%	1999	49,000	100.0 %	753,620	15.38	Regal Cinemas
Liberty Retail	Newport News, VA	100%	2013	25,461	79.0 %	374,411	18.61	
Marketplace at Hilltop[(2)]	Virginia Beach, VA	100%	2001	116,953	97.3 %	2,825,637	24.84	Total Wine, Panera, Chick-Fil-A
Red Mill Commons	Virginia Beach, VA	100%	2005	373,808	95.9 %	7,248,738	20.23	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	100%	2016	260,131	84.6 %	3,405,300	15.47	Burlington, PetSmart, Michaels, T.J. Maxx
Southshore Shops	Midlothian, VA	100%	2006	40,307	96.1 %	865,787	22.36	Buffalo Wild Wings
The Edison Retail	Richmond, VA	100%	2014	20,196	— %	59,669	0.00	
Total Stabilized Retail Portfolio				**3,823,373**	**94.2 %**	**$73,432,773**	**$20.39**	

Office Properties- Stabilized	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF[(1)]	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF[(1)]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Office	Virginia Beach, VA	100%	2004	57,295	100.0 %	$1,473,226	$25.71	Gather, HDR
4525 Main Street	Virginia Beach, VA	100%	2014	208,760	100.0 %	6,966,690	33.37	Clark Nexsen, Mythics
4605 Columbus Office	Virginia Beach, VA	100%	2002	19,335	100.0 %	522,045	27.00	AHCC
Armada Hoffler Tower[(3)]	Virginia Beach, VA	100%	2002	298,353	99.1 %	9,400,279	31.80	Troutman Pepper, Williams Mullen, Morgan Stanley, KPMG
One Columbus	Virginia Beach, VA	100%	1984	129,066	95.8 %	3,378,617	27.32	Truist, HBA, Northwestern Mutual
Two Columbus Office	Virginia Beach, VA	100%	2009	94,708	91.5 %	2,328,351	26.88	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront								
Constellation Office	Baltimore, MD	90%	2016	453,018	100.0 %	$15,484,541	$34.18	Constellation Energy Group
Thames Street Wharf[(3)]	Baltimore, MD	100%	2010	263,426	98.8 %	8,194,928	31.48	Morgan Stanley
Wills Wharf[(2)]	Baltimore, MD	100%	2020	326,895	94.1 %	9,579,466	31.14	Canopy by Hilton, Transamerica, RBC, Franklin Templeton, Stifel
Southeast Sunbelt								
Chronicle Mill Office	Belmont, NC	85%[(4)]	2022	5,932	100.0 %	$177,960	$30.00	Piedmont Lithium
One City Center Office	Durham, NC	100%	2019	128,920	71.0 %	2,814,779	30.73	Duke University
Providence Plaza Office	Charlotte, NC	100%	2008	53,671	100.0 %	1,654,473	30.83	Choate Construction, Cranfill, Sumner, & Hartzog
The Interlock Office[(2)]	Atlanta, GA	100%	2021	199,170	94.4 %	7,704,799	40.98	Georgia Tech, Pindrop
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	100%	2019	98,061	100.0 %	$2,043,004	$20.83	Huntington Ingalls Industries
Stabilized Office Total				**2,336,610**	**96.3 %**	**$71,723,158**	**$31.88**	

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company occupies 47,644 square feet at these two properties at an ABR of $1.6M, or $34.70 per leased square foot, which is reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.
(4) The Company is entitled to a preferred return on its investment in this property.

37

PROPERTY PORTFOLIO CONT.

AS OF JUNE 30, 2025

ARMADA HOFFLER

Multifamily Properties - Stabilized	Location	Ownership %	Year Built / Redeveloped	Units	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach							
Encore Apartments	Virginia Beach, VA	100%	2014	286	95.8 %	$6,033,432	$1,835
Premier Apartments	Virginia Beach, VA	100%	2018	131	96.9 %	3,111,960	2,042
The Cosmopolitan	Virginia Beach, VA	100%	2020	342	96.5 %	9,437,832	2,383
Harbor Point - Baltimore Waterfront							
1305 Dock Street	Baltimore, MD	90%	2016	103	92.2 %	$2,899,920	$2,544
1405 Point[2]	Baltimore, MD	100%	2018	289	93.1 %	8,630,616	2,674
Southeast Sunbelt							
Chronicle Mill	Belmont, NC	85%[3]	2022	238	97.5 %	$4,706,136	$1,690
Greenside Apartments	Charlotte, NC	100%	2018	225	87.1 %	4,543,752	1,932
The Everly	Gainesville, GA	100%	2022	223	91.0 %	4,463,364	1,832
Chandler Residences	Roswell, GA	100%	2024	137	94.2 %	4,116,048	2,659
Mid-Atlantic							
Liberty Apartments	Newport News, VA	100%	2013	199	95.0 %	$4,054,500	$1,788
Smith's Landing[2]	Blacksburg, VA	100%	2009	284	95.8 %	5,994,204	1,836
The Edison	Richmond, VA	100%	2014	174	90.2 %	3,186,252	1,691
Stabilized Multifamily Total				**2,631**	**94.0 %**	**$61,178,016**	**$2,062**

Equity Method Investments	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]
Harbor Point - Baltimore Waterfront							
T Rowe Price	Baltimore, MD	50%	2025	$ 553,000	100.0 %	$8,260,208	$15
Parcel 3 Retail	Baltimore, MD	50%	2025	$ 20,200	— %	—	—
Harbor Point Parcel 3 Total				**$ 573,200**	96.5 %	$8,260,208	**$15**

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*
(3) *The Company is entitled to a preferred return on its investment in this property.*

38

RECONCILIATION OF DEBT & EBITDA*re*

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Property Net Operating Income	$42,480	$42,240	$41,574	$45,762
Property Miscellaneous Expense, Net	(124)	(266)	(146)	(35)
Non-Recurring Bad Debt Adjustment	140	2,166	488	296
Non-Recurring Termination Fee Adjustment	(142)	(153)	(96)	(4,277)
Amortization of Right-of-Use Assets	(396)	(395)	(395)	(395)
Accelerated Amortization of Intangible Assets and Liabilities	—	(169)	—	(5)
Equity in NOI of Unconsolidated Real Estate Entities[(1)]	2,479	1,070	—	—
Property Adjusted EBITDA*re*	**$44,437**	**$44,493**	**$41,425**	**$41,346**
Disposition	—	—	(1,260)	—
Development/Redevelopment	(475)	(1,248)	(990)	(189)
Stabilized Portfolio Adjusted EBITDA*re*	**$43,962**	**$43,245**	**$39,175**	**$41,157**
Construction Gross Profit	1,384	1,364	2,093	3,366
Corporate G&A	(5,806)	(7,153)	(4,494)	(5,008)
Non-Cash Stock Compensation	1,364	3,464	1,241	710
Interest Income	4,075	4,176	4,569	4,636
Other Income (Expense), Net	—	9	2	17
Total Adjusted EBITDA*re*	**$44,979**	**$45,105**	**$42,586**	**$44,878**
Stabilized Property Debt	504,190	510,389	512,266	530,513
Add: Unsecured Property Debt	406,301	419,418	403,417	440,691
Stabilized Portfolio Debt	**$910,491**	**$929,807**	**$915,683**	**$971,204**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA*re*	**5.2x**	**5.4x**	**5.8x**	**5.9x**
Total Debt[(2)]	1,448,237	1,321,436	1,297,510	1,330,124
Cash	(54,601)	(48,567)	(72,223)	(45,726)
Net Debt	**$1,393,636**	**$1,272,869**	**$1,225,287**	**$1,284,398**
Net Debt/Total Adjusted EBITDA*re*	**7.7x**	**7.1x**	**7.2x**	**7.2x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,564,721**	**$1,443,954**	**$1,396,372**	**$1,455,483**
Net Debt + Preferred /Total Adjusted EBITDA*re*	**8.7x**	**8.0x**	**8.2x**	**8.1x**

(1) Excludes Interest expense, depreciation, & amortization component attributable to unconsolidated real estate entities.
(2) Excludes GAAP adjustments.

39

40 $ IN THOUSANDS CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $867 $— $420 $404 $238 $— $1,929 Office 838 — 361 7 1,549 — 2,755 Multifamily — — — 32 825 344 1,200 Total Portfolio $1,705 $— $781 $443 $2,611 $344 $5,884 Three Months Ended June 30, 2025(1) Six Months Ended June 30, 2025(1) Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $1,195 $10 $1,492 $600 $801 $— $4,099 Office 1,662 — 585 7 2,681 — 4,935 Multifamily — — — 32 1,738 590 2,360 Total Portfolio $2,857 $10 $2,077 $640 $5,221 $590 $11,394

41 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three Months Ended 6/30 Six Months Ended 6/30 2025 2024 2025 2024 Retail Same Store Rental Revenues $24,200 $24,041 $48,240 $47,598 Property Expenses 5,964 5,898 12,330 11,661 NOI 18,236 18,143 35,910 35,937 Non-Same Store NOI(1) 75 1,135 385 2,354 Segment NOI $18,311 $19,278 $36,295 $38,291 Office Same Store Rental Revenues $23,318 $22,768 $46,710 $44,647 Property Expenses 8,055 7,741 16,293 15,765 NOI 15,263 15,027 30,417 28,882 Non-Same Store NOI(1) 182 (247) 267 (553) Segment NOI $15,445 $14,780 $30,684 $28,329 Multifamily Same Store Rental Revenues $13,316 $13,023 $26,512 $26,156 Property Expenses 5,302 5,246 10,459 10,191 NOI 8,014 7,777 16,053 15,965 Non-Same Store NOI(1) 710 455 1,688 1,058 Segment NOI $8,724 $8,232 $17,741 $17,023 Total Property Portfolio NOI $42,480 $42,290 $84,720 $83,643

42 Three Months Ended 6/30/2025 3/31/2025 12/31/2024 9/30/2024 Net Income (Loss) Attributable to Common Stockholders and OP Unitholders $3,907 ($7,227) $26,140 ($10,416) Excluding: Depreciation and Amortization 21,356 22,821 24,870 23,289 Gain on Real Estate Dispositions — — (21,305) — Gain on Consolidation of Real Estate Entities (6,915) — — — Impairment of Real Estate Assets — — — — Income Tax (Benefit) Provision (567) 190 (494) 592 Interest Expense 21,271 18,109 18,376 21,387 Interest Expense, Depreciation, & Amortization of Unconsolidated Real Estate Entities 2,801 2,982 — — EBITDAre $41,853 $36,875 $47,587 $34,852 Change in Fair Value of Derivatives and Other (648) 1,210 (7,273) 10,308 Preferred Dividends 2,887 2,887 2,887 2,887 Loss on Extinguishment of Debt — — 134 113 Non-Recurring Bad Debt Adjustment 140 2,166 488 296 Non-Recurring Termination Fee Adjustment (142) (153) (96) (4,277) Accelerated Amortization of Intangible Assets and Liabilities — (169) — (5) Acquisition, Development, & Other Pursuit Costs 286 54 1 2 Unrealized Credit Loss (Release) Provision (209) 22 103 198 Investment Entities (77) (3) 9 (17) Non-Cash Stock Compensation 1,364 3,464 1,241 710 Development/Redevelopment (475) (1,248) (990) (189) Dispositions — — (1,260) — Total Adjusted EBITDAre $44,979 $45,105 $42,831 $44,878 Construction Gross Profit (1,384) (1,364) (2,093) (3,366) Corporate G&A 5,806 7,153 4,494 5,008 Non-Cash Stock Compensation (1,364) (3,464) (1,241) (710) Interest Income (4,075) (4,176) (4,569) (4,636) Other (Expense) Income, Net — (9) (2) (17) Stabilized Portfolio Adjusted EBITDAre $43,962 $43,245 $39,420 $41,157 Disposition — — 1,260 — Development/Redevelopment 475 1,248 990 189 Property Adjusted EBITDAre $44,437 $44,493 $41,670 $41,346 RECONCILIATION OF NET INCOME TO PROPERTY ADJUSTED EBITDAre $ IN THOUSANDS

43 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in the Company’s press release dated August 4, 2025, which has been furnished as Exhibit 99.1 to the Company’s Form 8-K furnished with the Securities and Exchange Commission (“SEC”) on August 4, 2025. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s real estate financing program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the other documents filed by the Company with the SEC from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS